Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

28 June 2017

RECOMMENDED OFFER

FOR INNOCOLL HOLDINGS PLC

BY

GURNET POINT L.P. ACTING THROUGH ITS GENERAL PARTNER
WAYPOINT INTERNATIONAL GP LLC

(through Lough Ree Technologies Limited, its wholly owned subsidiary)

to be implemented by means of a scheme of arrangement under
Chapter 1 of Part 9 of the Irish Companies Act 2014

Announcement relating to the results of the Scheme Meeting and Extraordinary General Meeting

Innocoll Holdings plc (“Innocoll” or the “Company”) announces today that in relation to the recommended offer for Innocoll by Gurnet Point L.P. (acting through its general partner Waypoint International GP LLC) (“Gurnet Point”) through its wholly owned subsidiary Lough Ree Technologies Limited (“Gurnet Bidco”), the resolutions required to approve the scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014 (the “Scheme”) were passed by the requisite majorities at the scheme meeting (the “Scheme Meeting”) and the related extraordinary general meeting (“EGM”) held earlier today.

The detailed voting results of the poll taken in respect of each of the resolutions at the Scheme Meeting and EGM are set out below.

1.	Scheme Meeting:

Resolution: THAT the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be agreed to.

	Number of Innocoll Shareholders who voted	% of Innocoll Shareholders who voted	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	18	94.74	21,970,315	99.70	73.00
Against	1	5.26	65,251	0.30	0.22
Total	19	100	22,035,566	100	73.22
Withheld	1	5.26	419,427	1.90	1.39
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

2.	Extraordinary General Meeting:

Resolution 1 – Special Resolution: Amendment of Memorandum of Association

	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	21,983,381	99.71	73.04
Against	63,350	0.29	0.21
Total	22,046,731	100	73.25
Withheld	420,583	1.91	1.40
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

Resolution 2 – Ordinary Resolution: To Approve the Scheme of Arrangement

	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	21,981,945	99.71	73.04
Against	64,841	0.29	0.22
Total	22,046,786	100	73.26
Withheld	420,528	1.91	1.40
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

Resolution 3 – Special Resolution: Cancellation of Cancellation Shares

	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	21,960,733	99.63	72.97
Against	81,861	0.37	0.27
Total	22,042,594	100	73.24
Withheld	424,720	1.93	1.41
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

Resolution 4 – Ordinary Resolution: Application of the Reserve arising on the Reduction of Capital in Paying up and Issuing Shares

	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	21,977,415	99.70	73.02
Against	66,130	0.30	0.22
Total	22,043,545	100	73.24
Withheld	423,769	1.92	1.41
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

Resolution 5 – Special Resolution: Amendment of Articles of Association

	Number of Innocoll Shares voted	% of Innocoll Shares voted	Number of Innocoll Shares voted as a % of Innocoll Shares*
For	21,980,296	99.71	73.03
Against	64,490	0.29	0.21
Total	22,044,786	100	73.25
Withheld	422,528	1.92	1.40
*The total number of Innocoll Shares in issue at the Voting Record Time was 30,095,931.

Completion of the Acquisition remains subject to satisfaction or waiver of the other conditions set out in the Definitive Proxy Statement (as defined below), but is expected to occur in July 2016. In order for the Scheme to become effective, the sanction of the Scheme by the High Court of Ireland at a hearing is required.

It is intended that, on 30 June 2017, Innocoll will apply to the High Court of Ireland to fix a date for a hearing to sanction the Scheme, which date is expected to be 21 July 2017.

ENQUIRIES

Innocoll Holdings plc

Anthony Zook, Chief Executive Officer
TZook@innocoll.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this announcement are forward-looking and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  Forward-looking statements can typically be identified by the use of forward-looking terminology, such as “expects”, “believes”, “may”, “will”, “could”, “should”, “intends”, “plans”, “predicts”, “envisages”, “estimates”, “forecast”, “outlook”, “guidance”, “possible”, “projects”, “potential” or “anticipates” or other similar words and expressions and include, without limitation, any projections relating to results of operations and financial conditions of either Gurnet Point, Gurnet Bidco or Innocoll and their respective subsidiary undertakings from time to time, as well as plans and objectives for future operations, expected future revenues, financing plans, expected expenditures, expected synergies and divestments relating to Gurnet Point, Gurnet Bidco or Innocoll and discussions of Gurnet Point’s, Gurnet Bidco’s or Innocoll’s business plans. All forward-looking statements in this document made by Gurnet Point and / or Gurnet Bidco are based upon information known to Gurnet Point and / or Gurnet Bidco on the date of this document and all forward-looking statements in this document made by Innocoll are based upon information known to Innocoll on the date of this document. Except as expressly required by law, Gurnet Point, Gurnet Bidco and Innocoll disclaim any intent or obligation to update or revise these forward-looking statements. None of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, save as may be required by law. Although none of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that any of Gurnet Point, Gurnet Bidco or Innocoll may make directly to you or through reports that any of Gurnet Point, Gurnet Bidco or Innocoll, in the future, may file with the Securities and Exchange Commission (“SEC”). Unless otherwise indicated, the information in this document is as of June 28, 2017.

It is not reasonably possible to itemize all of the many factors and specific events that could cause the forward-looking statements in this document to be incorrect or could otherwise have a material effect on the future operations or results of the Company. Further information on the primary risks of the business and the risk management of the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which is filed with the SEC.

Statements Required by the Irish Takeover Rules

The Company’s Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Company’s Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Piper Jaffray & Co. (“Piper Jaffray”), which is a securities broker-dealer registered with the U.S. SEC  and subject to regulation by the SEC and the Financial Industry Regulatory Authority, is acting as financial adviser exclusively for the Company and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Piper Jaffray or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

No Offer or Solicitation

This announcement is not intended to, and does not, constitute or form part of any offer to purchase, sell, subscribe for, exchange or otherwise dispose of, or the solicitation of an offer to purchase, sell, subscribe for, exchange or dispose of, or an invitation to purchase, sell, subscribe for, exchange or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, to or from any person to whom it is unlawful to make any such offer, invitation or solicitation in such jurisdiction nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  This announcement does not constitute a prospectus or an equivalent document.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Innocoll, all ‘dealings’ in any ‘relevant securities’ of Innocoll (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (New York time) on the ‘business day’ following the date of the relevant transaction. This announcement will continue until the date on which the ‘offer period’ ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Innocoll, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Innocoll by Gurnet Point or Gurnet Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 11:59 a.m.(New York time) on the ‘business day’ following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities.  In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.  If you are in any doubt as to whether you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 4, 2017 issued by Innocoll and Gurnet Point (the “Rule 2.5 Announcement”).  The bases and sources set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Gurnet Point website at www.gurnetpointlpoffer.com and the Innocoll website at www.innocoll.com by no later than 12.00 p.m. on the business day following this announcement and throughout the course of the Acquisition.  The contents of Gurnet Point website, Innocoll website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.